SECURITIES AND EXCHANGE COMMISSION

                    Washington, DC 20549

                          FORM 8-K
                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

                      November 30, 1998
              (date of earliest event reported)

                PNC MORTGAGE SECURITIES CORP.
          as Depositor and Master Servicer under a
               Pooling and Servicing Agreement
                 dated as of November 1, 1998
                providing for the issuance of

                       $1,943,884,499

             MORTGAGE PASS-THROUGH CERTIFICATES
                       SERIES 1998-12

          Delaware         333-65911         36-4261435

          (State or other  (Commission       (IRS Employer
          jurisdiction of   File Number)     Identification
          Incorporation)                     Number)

                   75 NORTH FAIRWAY DRIVE
                VERNON HILLS, ILLINOIS 60061

          (Address of principal executive offices)

     Registrant's telephone number, including area code:

                       (847) 549-6500

Item 1.   Changes in Control of Registrant. Not applicable.

Item 2.   Acquisition or Disposition of Assets. Not applicable.

Item 3.   Bankruptcy or Receivership. Not applicable.

Item 4. Changes in Registrant's Certifying Accountant. Not applicable.

Item 5.   Other Events. Not applicable.

Item 6.   Resignation of Registrant's Directors. Not applicable.

Item 7.   Financial Statements and Exhibits.

          The following exhibit is furnished herewith:

                    7.1  Pooling and Servicing Agreement between
               PNC Mortgage Securities Corp., Depositor and
               Master Servicer, and State Street Bank and Trust Company, Trustee, dated as of November 1, 1998.

Item 8.   Change in Fiscal Year. Not applicable.

Item  9.    Sales of Equity Securities Pursuant to Regulation  S.
Not applicable.

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 14, 1998.

                         PNC MORTGAGE SECURITIES CORP.
                         (Registrant)

                         By: /s/ Thomas G. Lehmann
                         -----------------------------------
                             Thomas G. Lehmann
                             Vice President
                             (Authorized Officer)